Exhibit 99.2 STIFEL 2020 VIRTUAL HEALTHCARE CONFERENCE November 16, 2020 0Exhibit 99.2 STIFEL 2020 VIRTUAL HEALTHCARE CONFERENCE November 16, 2020 0

DISCLAIMER This presentation and the accompanying oral presentation contains“forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, you can identify these statements by words such as such as“anticipates,”“believes,”“plans,”“expects,”“projects,”“future,”“intends,”“may,”“should,” “could,”“estimates,”“predicts,”“potential,”“continue,”“guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, statements about our financial performance; the growth in demand for our systems and other products; and general economic conditions, including the global economic impact of COVID-19, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which we operate and management's beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward- looking statements in this presentation may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under Part I Item 1A—“Risk Factors” in our most recent Annual Report on Form 10-K, Part II Item 1A—“RiskFactors” in our Form 10-Q for the quarter ended September 30, 2020, and in other documents the Company may file with the SEC. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward- looking statements are based on information available to us as of the date of this presentation. Unless required by law, we do not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise. This presentation contains estimates and other statistical data made by independent parties relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. 1DISCLAIMER This presentation and the accompanying oral presentation contains“forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein that are not of historical facts may be deemed to be forward-looking statements. In some cases, you can identify these statements by words such as such as“anticipates,”“believes,”“plans,”“expects,”“projects,”“future,”“intends,”“may,”“should,” “could,”“estimates,”“predicts,”“potential,”“continue,”“guidance,” and other similar expressions that are predictions of or indicate future events and future trends. These forward-looking statements include, but are not limited to, statements about our financial performance; the growth in demand for our systems and other products; and general economic conditions, including the global economic impact of COVID-19, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These forward-looking statements are based on current expectations, estimates, forecasts, and projections about our business and the industry in which we operate and management's beliefs and assumptions and are not guarantees of future performance or developments and involve known and unknown risks, uncertainties, and other factors that are in some cases beyond our control. As a result, any or all of our forward- looking statements in this presentation may turn out to be inaccurate. Factors that could materially affect our business operations and financial performance and condition include, but are not limited to, those risks and uncertainties described under Part I Item 1A—“Risk Factors” in our most recent Annual Report on Form 10-K, Part II Item 1A—“RiskFactors” in our Form 10-Q for the quarter ended September 30, 2020, and in other documents the Company may file with the SEC. You are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. The forward- looking statements are based on information available to us as of the date of this presentation. Unless required by law, we do not intend to publicly update or revise any forward-looking statements to reflect new information or future events or otherwise. This presentation contains estimates and other statistical data made by independent parties relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. 1

COMPANY HIGHLIGHTS

Leading player in global minimally invasive/non-invasive medical aesthetics markets

Leading device solution provider in the $4.1B[1] hair restoration market

Diversified product portfolio with 12 major platforms addressing major procedure categories in our target markets

Global reach with commercial presence in 60+ countries including direct selling presence in 25 global markets

Customer-centric business model that expands reach beyond traditional aesthetic call points

Strong R&D capabilities with expertise in non-invasive, energy-based technologies and robotics, AI, 3D pre-operative planning and software

1. International Society of Hair Restoration Surgery (ISHRS): 2017 Practice Census Results Report.

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SCALE & INFRASTRUCTURE POISED TO DRIVE GROWTH



$123.3M	2019 Total Revenue [4]
12,854	Systems Shipped (2019) [3]
12	Technology Platforms
405	Employees [1]
170	Global Sales and Marketing Team [2]
25	Countries with Direct Sales
36	Countries with Distributor Agreements

Hybrid model of direct reps, independent contractors and distribution partners
170 Direct Sales & Marketing Team[2]
~35 VeroGrafters – (1099)

1. Includes employees 109 based in the United States, 74 based in Canada, 60 based in Israel, and 162 in the rest of the world as of November 1, 2020.
2. Includes direct sales representatives, sales management, marketing and members of the physician engagement team as of November 1, 2020.
3. Includes all units shipped in the year ended Dec 31, 2019.
4. Total revenue for the fiscal year 2019, giving effect to the merger as if it had closed on January 1, 2018, decreased 1% year-over-year, to $123.3 million, compared to total revenue, of $124.6 million for the fiscal year 2018, giving effect to the merger as it had closed on January 1, 2018.

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COMPELLING GLOBAL MARKET OPPORTUNITY



- The market for aesthetic procedures is **large, growing, global in scale,** and comprised of both surgical and non-surgical procedures

- Venus Concept technologies target more than **3 million procedures** annually representing a potential global market opportunity of more than **$7.5 billion**.

$3.4B — **Global Energy-Based Aesthetic Device Market Projected CAGR of 9.7% 2018-2023[1]**

2.7M — **Global Non-surgical, Non-injectable, Cosmetic Procedures in 2018[2]**

$4.1B — **Global Hair Restoration Market in 2016[3]**

~597K — **Global Surgical Hair Restoration Patients in 2016[4]**

1. Company Estimates based on data from Medical Insight reports: “Energy-Based Body Shaping & Skin Tightening”- August 2019; “Energy-Based Aesthetic Devices”- October 2019; “Energy-Based Feminine Rejuvenation”- March 2019). Projected growth CAGR calculation. based on weighted average of expected growth CAGRs per Medical Insights of: 6.1% for Energy-Based Aesthetic Devices and 12.7% for Energy-Based Body Shaping & Skin Tightening and 15.0% for Energy-Based Feminine Rejuvenation, respectively.
2. Company Estimates based on data from ISAPS 2018 Survey: Global Cosmetic Procedures (surgical and non-surgical) = 23.3 million; Global non-surgical cosmetic procedures = 12.7 million; injectable cosmetic procedures = 10.0 million.
3. International Society of Hair Restoration Surgery (ISHRS): 2017 Practice Census Results Report.
4. International Society of Hair Restoration Surgery (ISHRS): 2017 Practice Census Results Report. Global surgical hair restoration patients = 597k in 2016, compared to ~217k patients in 2006, a 10.7% CAGR over the period.

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DIFFERENTIATED CUSTOMER-CENTRIC APPROACH


Subscription Model
Flexible Technology Upgrades
Practice Enhancement Services
Reduced Staffing Requirements
(VeroGrafters)

- **Reduced financial barriers to entry**
- **Reduced obsolescence risk**
- **Increased reach to patients**
- **Leverage physician time and clinic infrastructure**

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GLOBAL AESTHETIC PRODUCT PORTFOLIO



ARTAS

Year Launched:	Product	Procedure(s)- US:	Procedure(s)- OUS:
2014	Venus Legacy	• Cellulite Reduction	• Cellulite Reduction • Skin Tightening • Body Contouring
2015	Venus Viva Viva MD (2020)	• Skin Rejuvenation	• Wrinkle Reduction
2016	Venus Versa	• Vascular & Pigmented Lesions • Skin Rejuvenation • Hair Removal	• Vascular & Pigmented Lesions • Skin Rejuvenation • Hair Removal • Body Contouring
2016	Venus Freeze Plus	• Rhytids & Fine Lines	• Rhytids & Fine Lines • Skin Tightening
2017	Venus Velocity	• Diode Laser • Hair Removal	• Diode Laser • Hair Removal
2017	Venus Fiore	• N/A	• Vaginal Rejuvenation
2018	Venus Glow	• Skin Rejuvenation (Dermabrasion)	• Skin Rejuvenation (Dermabrasion)
2018	NeoGraft	• FUE hair transplant procedure	• FUE hair transplant procedure
2019	Venus Heal	• Muscle Aches • & Pain	• Muscle spasms • Back Pain • Soft Tissue Injuries
2019	Venus Bliss	• Non-Invasive Lipolysis of Abdomen & Flanks • Cellulite Reduction	• Skin Tightening • Circumferential Reduction • Cellulite reduction
2019	ARTAS	• Robotic FUE hair transplant procedure	• Robotic FUE hair transplant procedure
2019	Epileve	• N/A	• Diode Laser • Hair Removal

102 / 19 Issued / Pending U.S. Patent Applications [1]

135 / 39 Issued / Pending Foreign Counterpart Patent Applications [1]

1. As of December 30, 2019

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VENUS BLISS

NEWEST ENTRANT INTO THE $1.4B BODY CONTOURING MARKET[1]


VENUS BLISS

Overview	Key Features
Diode Laser with (MP)[2] technology	Fast, comfortable treatments
Non-invasive lipolysis of the abdomen and flanks[2] Cellulite reduction	Statistically significant clinical results[3]
Fat reduction and skin tightening in one device	No consumable cost 3-year warranty

1. Medical Insights: "Energy-Based Body Shaping & Skin Tightening"- August 2019
2. In individuals with a Body Mass Index (BMI) of 30 or less
3. In a 60-patient clinical study done with the Venus Bliss device, all participants received a single diode laser treatment to either their flanks or abdomen. Based on the data review, subjects saw a statistically significant reduction in adipose layer thickness as measured by ultrasound, 6- and 12-weeks following treatment. Greater than 90% of the subjects found the treatment to be comfortable and the majority were satisfied with the results.

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Covid-19 Affect on The Usage of Venus Velocity Global Install Base Velocity Total Usage Oct 2019 - Oct 2020 (Global) 10500 9000 7500 Minimal Usage Mid March2020 -End of April2020 Due to Covid -19 6000 4500 3000 1500 0 9 Data Captured on Oct 26,2020 Total Daily Usage (min) 01/10/2019 27/10/2019 22/11/2019 18/12/2019 13/01/2020 08/02/2020 05/03/2020 31/03/2020 26/04/2020 22/05/2020 17/06/2020 13/07/2020 08/08/2020 03/09/2020 29/09/2020Covid-19 Affect on The Usage of Venus Velocity Global Install Base Velocity Total Usage Oct 2019 - Oct 2020 (Global) 10500 9000 7500 Minimal Usage Mid March2020 -End of April2020 Due to Covid -19 6000 4500 3000 1500 0 9 Data Captured on Oct 26,2020 Total Daily Usage (min) 01/10/2019 27/10/2019 22/11/2019 18/12/2019 13/01/2020 08/02/2020 05/03/2020 31/03/2020 26/04/2020 22/05/2020 17/06/2020 13/07/2020 08/08/2020 03/09/2020 29/09/2020

IoT Insights- Devices Utilization by Global Region- Sept. 2019 - Sept.2020 EMEA LATAM NA 1750 4000 1200 1400 3000 900 1050 2000 600 700 1000 300 350 0 0 0 10 Data Captured on Oct 26,2020 Avg.Daily Usage (Min) Sep2019 Oct2019 Nov2019 Dec2019 Jan2020 Feb2020 Mar2020 Apr2020 May2020 Jun2020 Jul2020 Aug2020 Sep2020 Avg. Daily Usage (Min) Sep2019 Oct2019 Nov2019 Dec2019 Jan2020 Feb2020 Mar2020 Apr2020 May2020 Jun2020 Jul2020 Aug2020 Sep2020 Avg. Daily Usage (Min) Sep2019 Oct2019 Nov2019 Dec2019 Jan2020 Feb2020 Mar2020 Apr2020 May2020 Jun2020 Jul2020 Aug2020 Sep2020IoT Insights- Devices Utilization by Global Region- Sept. 2019 - Sept.2020 EMEA LATAM NA 1750 4000 1200 1400 3000 900 1050 2000 600 700 1000 300 350 0 0 0 10 Data Captured on Oct 26,2020 Avg.Daily Usage (Min) Sep2019 Oct2019 Nov2019 Dec2019 Jan2020 Feb2020 Mar2020 Apr2020 May2020 Jun2020 Jul2020 Aug2020 Sep2020 Avg. Daily Usage (Min) Sep2019 Oct2019 Nov2019 Dec2019 Jan2020 Feb2020 Mar2020 Apr2020 May2020 Jun2020 Jul2020 Aug2020 Sep2020 Avg. Daily Usage (Min) Sep2019 Oct2019 Nov2019 Dec2019 Jan2020 Feb2020 Mar2020 Apr2020 May2020 Jun2020 Jul2020 Aug2020 Sep2020

IoT Analytics - % of Global Venus Active Device Install Base April 2020 compared to September 2020 (Covid Effect & Recovery) 90% 7% APRI L SEPT EMBER 2020 2020 11 Data Captured on Oct 26,2020IoT Analytics - % of Global Venus Active Device Install Base April 2020 compared to September 2020 (Covid Effect & Recovery) 90% 7% APRI L SEPT EMBER 2020 2020 11 Data Captured on Oct 26,2020

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Bliss Non-Invasive Fat Reduction/Body Contouring - Compelling ROI for Clinics Avg. No. Of Weekly Tx. Laser Avg. weekly Revenue per clinic 3.14 $3,308.50 Avg. No. Of Weekly Tx. RF Avg. Time to ROI (Weeks) 5.31 36.27 13 Data Captured on November 12, 2020Bliss Non-Invasive Fat Reduction/Body Contouring - Compelling ROI for Clinics Avg. No. Of Weekly Tx. Laser Avg. weekly Revenue per clinic 3.14 $3,308.50 Avg. No. Of Weekly Tx. RF Avg. Time to ROI (Weeks) 5.31 36.27 13 Data Captured on November 12, 2020

NeoGraft® ARTAS™

COMPRENSIVE HAIR RESTORATION PORTFOLIO

DIFFERENTIATED SOLUTIONS SERVING THE $4.1 BILLION GLOBAL HAIR RESTORATION MARKET[1]


NeoGraft

MECHANICAL FUE

- Women
- Curly hair
- Less shaving
- Color blind (light & blond hairs)
- Lower volume cases
- Fine tuning of specific areas of scalp (temples/temporal peaks, post face lift)

ROBOTIC FUE

- High volume cases
- Faster & higher yield
- Market differentiation with AI and robotic technology
- Attract patients who want the newest robotic technology
- Reduce human variability and fatigue


ARTAS iX
ROBOTIC HAIR RESTORATION

TWO COMPLEMENTARY TECHNOLOGIES

1. International Society of Hair Restoration Surgery (ISHRS): 2017 Practice Census Results Report.

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RESULTS 15RESULTS 15

RESULTS Before After 16 Courtesy of Joseph Hunstad, MD: Bill Kortesis, MDRESULTS Before After 16 Courtesy of Joseph Hunstad, MD: Bill Kortesis, MD

VeroBotics Development Update Implantation Update • Product Improvements: • Launching product upgrades and new accessories that improve repeatability and workflow • New software has speed and repeatability improvements • Commercial Re-launch: • Training Focus Sites in implantation • Build clinical experience / data • Dr. Chumak presentation on Robotic Implantation at ISHRS Meeting • White paper – implantation case series • Next Development Projects – workflow improvements • Cartridge improvements – easier to load, higher capacity, faster workflow • Implant mechanism upgrades – higher capacity, improved geometry and usabilityVeroBotics Development Update Implantation Update • Product Improvements: • Launching product upgrades and new accessories that improve repeatability and workflow • New software has speed and repeatability improvements • Commercial Re-launch: • Training Focus Sites in implantation • Build clinical experience / data • Dr. Chumak presentation on Robotic Implantation at ISHRS Meeting • White paper – implantation case series • Next Development Projects – workflow improvements • Cartridge improvements – easier to load, higher capacity, faster workflow • Implant mechanism upgrades – higher capacity, improved geometry and usability

RoboCor / InjectoBot Animal Studies: • Confirmed directional skin tightening effect with micro-coring and compressive wound dressing • Compared different core removal and compression methods • Understanding healing histology and biologic requirements to achieve rapid, scar-less healing In House Study • Tested coring device behind ear and on upper arm • Advanced our understanding of core removal in human skin Next: • IRB studies to continue in-vivo research and development • Finalize coring methods and parameters • Adjunctive energy-based wound healing modalitiesRoboCor / InjectoBot Animal Studies: • Confirmed directional skin tightening effect with micro-coring and compressive wound dressing • Compared different core removal and compression methods • Understanding healing histology and biologic requirements to achieve rapid, scar-less healing In House Study • Tested coring device behind ear and on upper arm • Advanced our understanding of core removal in human skin Next: • IRB studies to continue in-vivo research and development • Finalize coring methods and parameters • Adjunctive energy-based wound healing modalities

Enabling Technologies Machine Vision and Perception for Skin • Current ARTAS machine vision capabilities provide very high accuracy and repeatability • New modalities like HF Ultrasound, confocal microscopy can provide for higher resolution and intra-dermal imaging Machine Learning and AI • Teach recognition of important dermatologic features • Integrate data from diagnostics, patient data, doctor input • Personalized treatment plans or patients Increased Robotic Automation • Image-guided robotics provide precision and repeatability to significantly reduce treatment delivery variability in many procedures • Contact-less delivery – workflow improvements, ability to delegateEnabling Technologies Machine Vision and Perception for Skin • Current ARTAS machine vision capabilities provide very high accuracy and repeatability • New modalities like HF Ultrasound, confocal microscopy can provide for higher resolution and intra-dermal imaging Machine Learning and AI • Teach recognition of important dermatologic features • Integrate data from diagnostics, patient data, doctor input • Personalized treatment plans or patients Increased Robotic Automation • Image-guided robotics provide precision and repeatability to significantly reduce treatment delivery variability in many procedures • Contact-less delivery – workflow improvements, ability to delegate

KOL Feedback and Learnings Overall ideas on future of advanced tech in aesthetics: Machine Vision, AI, Robotics • Acceptance of the eventuality of robotics in aesthetics • Excited about the new capabilities in increased visualization capabilities, precision execution and new approaches Where they see robotic tech adding value to drive sustained commercial viability • Differentiated product for core physicians in a somewhat commoditized market • Personalized treatment plans for patients • Adding precision & repeatability leading to better treatment, fewer adverse events. • Ability to micro-dose, micro-needle, micro-core – manipulate tissue at the sub-millimeter level • No touch delivery of accurate and consistent treatments – ability to delegate • Ability of vision system to be able to provide real time diagnostics and objective results • Significant reduction in operator fatigue • Ability to market new robotic technology to patientsKOL Feedback and Learnings Overall ideas on future of advanced tech in aesthetics: Machine Vision, AI, Robotics • Acceptance of the eventuality of robotics in aesthetics • Excited about the new capabilities in increased visualization capabilities, precision execution and new approaches Where they see robotic tech adding value to drive sustained commercial viability • Differentiated product for core physicians in a somewhat commoditized market • Personalized treatment plans for patients • Adding precision & repeatability leading to better treatment, fewer adverse events. • Ability to micro-dose, micro-needle, micro-core – manipulate tissue at the sub-millimeter level • No touch delivery of accurate and consistent treatments – ability to delegate • Ability of vision system to be able to provide real time diagnostics and objective results • Significant reduction in operator fatigue • Ability to market new robotic technology to patients

FINANCIAL INFORMATION

Q3 2020 and YTD 2020

Venus Concept Inc.
Supplemental Financial Information - Revenue by Geographic Area

(Dollars in millions)	Three months ended September 30, 2020	Three months ended September 30, 2021	Increase / (decrease) $	Increase / (decrease) %	Nine months ended September 30, 2020	Nine months ended September 30, 2021	Increase / (decrease) $	Increase / (decrease) %
United States	$ 7.8	$ 10.1	$ (2.3)	(23.1) %	$ 22.3	$ 31.3	$ (9.0)	(28.7) %
International	12.9	16.0	(3.1)	(19.6) %	29.8	47.2	(17.4)	(36.8) %
Total	**$ 20.7**	**$ 26.2**	**$ (5.5)**	**(20.9) %**	**$ 52.2**	**$ 78.6**	**$ (26.4)**	**(33.6) %**

Venus Concept Inc.
Supplemental Financial Information - Revenue by Type

(Dollars in millions)	Three months ended September 30, 2020	Three months ended September 30, 2021	Increase / (decrease) $	Increase / (decrease) %	Nine months ended September 30, 2020	Nine months ended September 30, 2021	Increase / (decrease) $	Increase / (decrease) %
Lease revenue	$ 9.4	$ 16.4	$ (7.0)	(42.6) %	$ 23.7	$ 48.8	$ (25.1)	(51.4) %
System revenue	7.5	7.1	0.4	5.6 %	17.8	21.2	(3.4)	(16.2) %
Product revenue	2.6	1.2	1.5	125.4 %	7.1	4.1	3.0	73.3 %
Service revenue	1.1	1.5	(0.3)	(23.4) %	3.6	4.4	(0.9)	(19.2) %
Total	**$ 20.7**	**$ 26.2**	**$ (5.5)**	**(20.9) %**	**$ 52.2**	**$ 78.6**	**$ (26.4)**	**(33.6) %**

Balance Sheet Summary:
(as of September 30, 2020)

Cash: $12.8 million

Debt: $74.5 million

- Madryn Long-term debt: $66.5 million
  - 9% no PIK
  - Bullet payment in September 2022
- City National Bank of Florida: $3.9 million
  - $10.0 million facility
  - LIBOR + 3.25%
- Government assistance loan: $4.1 million

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FINANCIAL INFORMATION

Q3'2020 and YTD 2020

Consolidated Statements of Loss:	Three Months Ended September 30 2020	Three Months Ended September 30 2019	Nine Months Ended September 30 2020	Nine Months Ended September 30 2019
	(dollars in thousands)		*(dollars in thousands)*	
Revenues:				
Leases	$ 9,431	$ 16,427	$ 23,709	$ 48,812
Products and services	11,249	9,727	28,475	29,740
Total revenue	20,680	26,154	52,184	78,552
Cost of goods sold	7,177	7,386	17,504	21,645
Gross profit	13,503	18,768	34,680	56,907
Operating expenses:				
Sales and marketing	5,657	9,201	18,813	28,983
General and administrative	11,291	14,445	40,442	34,637
Research and development	1,849	1,686	6,043	5,667
Goodwill impairment	—	—	27,450	—
Total operating expenses	18,797	25,332	92,748	69,287
Loss from operations	(5,294)	(6,564)	(58,068)	(12,380)
Other expenses:				
Foreign exchange loss	1,096	396	4,209	409
Finance expenses	1,897	2,097	6,522	5,904
Loss before income taxes	(8,287)	(9,057)	(68,799)	(18,693)
Income tax (benefit) expense	(966)	(80)	(1,010)	867
Net loss	**$ (7,321)**	**$ (8,977)**	**$ (67,789)**	**$ (19,560)**

Reconciliation of net loss to Adjusted EBITDA	Three Months Ended September 30 2020	Three Months Ended September 30 2019	Nine Months Ended September 30 2020	Nine Months Ended September 30 2019
	(in thousands)		(in thousands)	
Net loss	$ (7,321)	$ (8,977)	$ (67,789)	$ (19,560)
Foreign exchange loss	1,096	396	4,209	409
Finance expenses	1,897	2,097	6,522	5,904
Income tax expense (benefit)	(966)	(80)	(1,010)	867
Depreciation and amortization	1,181	329	3,695	1,064
Stock-based compensation expense	547	313	1,603	1,732
Goodwill impairment charge	—	—	27,450	—
Other adjustments (1)	2,178	5,950	7,572	8,600
Adjusted EBITDA	$ (1,388)	$ 28	$ (17,748)	$ (984)

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